Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
On October 4, 2005, the Company filed an amended current report on Form 8-K/A with respect to the completion on August 12, 2005 of its acquisition, through a wholly-owned subsidiary, of 100% of the membership interests in Eagle Aviation Resources, Ltd., a Nevada limited liability company doing business as Las Vegas Executive Air Terminal (“LVE”). LVE is an established fixed base operation, operating out of McCarran International Airport in Las Vegas, Nevada under the terms of a 30 year lease granted in 1996. The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
On May 16, 2006, the Company filed an amended current report on Form 8-K/A with respect to the completion on May 1, 2006 of its acquisition, through a wholly-owned subsidiary, of 50% of the shares of IMTT Holdings Inc., formerly known as Loving Enterprises, Inc. (“IMTT Holdings”). IMTT Holdings is the ultimate holding company for a group of companies and partnerships that own a bulk liquid storage terminal business operating as International-Matex Tank Terminals (“IMTT”). The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
On June 26, 2006, the Company filed an amended current report on Form 8-K/A with respect to the completion on June 7, 2006 of its acquisition, through a wholly-owned subsidiary, of K-1 HGC Investment, L.L.C. (subsequently renamed Macquarie HGC Investment LLC) (“MHGI”), which owns HGC Holdings, L.L.C. (subsequently renamed HGC Holdings LLC) (“HGC”) and The Gas Company, LLC (“TGC”). MHGI, together with its wholly owned subsidiary, HGC Investment Corporation, are the sole members of HGC, and HGC is the sole member of TGC. TGC is a Hawaii limited liability company that owns and operates the regulated synthetic natural gas distribution business in Hawaii and distributes and sells liquefied petroleum gas through unregulated operations. The audited financial statements and unaudited interim financial information required in compliance with Rule 3-05 of Regulation S-X, and the pro forma financial information required in compliance with Article 11 of Regulation S-X, were disclosed in that filing.
On August 22, 2006, the Company filed a current report on Form 8-K with respect to the sale, through its wholly-owned subsidiary Communications Infrastructure LLC, of 16,517,413 stapled securities of Macquarie Communications Infrastructure Group (ASX: MCG) (“MCG”).
The following unaudited pro forma condensed combined balance sheet as of June 30, 2006 gives effect to our dispositions of stapled securities of MCG, Macquarie Yorkshire Limited (“MYL”) and our interest in Macquarie Luxembourg Water S.a.r.L (“SEW”) as if the dispositions had been completed as of June 30, 2006.
The following unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2006 and the year ended December 31, 2005 give effect to the acquisitions of LVE, IMTT and TGC as if these transactions had occurred on January 1, 2005, and the dispositions of MCG stapled securities, MYL and SEW as if these transactions had occurred on December 31, 2004. Certain reclassifications were made to the historical financial statements to conform to the current presentation.
We have included pro forma earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP measure, as we consider it to be an important measure of our overall performance. We believe EBITDA provides additional insight into the performance of our operating companies and our ability to service our obligations and support our ongoing dividend policy.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
CONDENSED COMBINED PRO FORMA BALANCE SHEET
As of June 30, 2006
($ in thousands)

		Dispositions						Pro forma
	MIC	MCG		SEW		MYL		Combined
Assets
Current assets:
Cash and cash equivalents	$37,843	$76,446	[A]	$61,000	[A]	$81,147	[A]	$256,436
Restricted cash	5,609	—		—		—		5,609
Accounts receivable, net of allowance for doubtful debts	39,718	—		—		—		39,718
Dividends receivable	9,247	—		—		—		9,247
Other receivables	4,531	—		—		—		4,531
Inventories	9,365	—		—		—		9,365
Prepaid expenses	4,015	—		—		—		4,015
Deferred income taxes	2,115	—		—		—		2,115
Income tax receivable	3,066	—		—		—		3,066
Other	9,446	—		—		—		9,446

Total current assets	124,955	76,446		61,000		81,147		343,548

Property, equipment, land and leasehold improvements, net	461,314	—		—		—		461,314

Restricted cash	18,722	—		—		—		18,722
Equipment lease receivables	42,449	—		—		—		42,449
Investments in unconsolidated businesses	431,764	—		—		(77,959	) [B]	353,805
Investment, cost	37,971	—		(37,971	) [C]	—		—
Securities, available for sale	72,462	(72,462	) [D]	—		—		—
Related party subordinated loan	21,147	—		—		(21,147	) [B]	—
Goodwill	402,143	—		—		—		402,143
Intangible assets, net	308,461	—		—		—		308,461
Deposits and deferred costs on acquisitions	2,698	—		—		—		2,698
Deferred financing costs, net of accumulated amortization	16,503	—		—		—		16,503
Fair value of derivative instruments	20,486	—		—		—		20,486
Other	5,536	—		—		—		5,536

Total assets	1,966,611	3,984		23,029		(17,959)		1,975,665

Liabilities and stockholders’ equity
Current liabilities:
Due to manager	3,829	—		—		—		3,829
Accounts payable	24,888	—		—		—		24,888
Accrued expenses	15,165	—		—		(13	) [B]	15,152
Current portion of notes payable and capital leases	5,832	—		—		—		5,832

		Dispositions						Pro forma
	MIC	MCG		SEW		MYL		Combined
Current portion of long-term debt	2,146	—		—		—		2,146
Other	9,366	—		—		(14	) [B]	9,352

Total current liabilities	61,226	—		—		(27)		61,199

Capital leases and notes payable, net of current portion	3,259	—		—		—		3,259
Long-term debt, net of current portion	1,044,797	—		—		—		1,044,797
Related party long-term debt	20,168	—		—		(20,168	) [B]	—
Deferred income taxes	231,990	—		—		—		231,990
Income tax liability	4,306	—		—		—		4,306
Fair value of derivative instruments	606	(7	) [E]	(225	) [E]	(374	) [E]	—
Other	21,279	—		—		—		21,279

Total liabilities	1,387,631	(7)		(225)		(20,569)		1,366,830

Minority interests	8,690	—		—		—		8,690

Stockholders’ equity:
Trust stock, no par value; 500,000,000 authorized; 27,212,165 shares issued and outstanding at June 30, 2006	560,549	—		—		—		560,549
Accumulated other comprehensive income	8,964	(2,483	) [F]	1,814	[F]	2,178	[F]	10,473
Accumulated gain	777	6,474	[G]	21,440	[G]	432	[G]	29,123

Total stockholders’ equity	570,290	3,991		23,254		2,610		600,145

Total liabilities and stockholders’ equity	1,966,611	3,984		23,029		(17,959)		1,975,665

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

		As of
		June 30, 2006
		($ in thousands)
[A]	Cash and cash equivalents
	Reflects the proceeds received on the sale of investments, net of cash disposed:
	MCG	$76,446
	SEW	$61,000
	MYL	$81,147

MIC intends to use the cash proceeds from the sale of our investments in MCG, SEW and MYL to reduce its borrowings under the acquisition credit facility at the Macquarie Infrastructure Company Inc. level, which was $274.0 million at June 30, 2006. This has not been reflected in the above pro forma balance sheet.

[B]	Investments in unconsolidated business, Related party subordinated loan, Accrued expenses, Other current liabilities and Related party long-term debt Reflects the sale of MYL	$(77,959)

[C]	Investment, cost Reflects the sale of our investment in SEW	$(37,971)

[D]	Securities, available for sale Reflects the sale of our investment in MCG	$(72,462)

		As of
		June 30, 2006
		($ in thousands)
[E]	Fair value of derivative instruments

Reflects reversal of the fair value of the foreign currency forward contracts entered to hedge distributions from the foreign investments. We entered into off-setting contracts on August 17 and August 24, 2006:

	MCG	$(7)
	SEW	$(225)
	MYL	$(374)

[F]	Accumulated other comprehensive income

Reflects the other comprehensive income arising from foreign currency forward contracts entered to hedge distributions from the foreign investments and the revaluation of foreign currency balance sheet items:

	MCG	$(2,483)
	SEW	$1,814
	MYL	$2,178

[G]	Accumulated gain
	Reflects the gain realized on the sale of our investments:
	MCG	$6,474
	SEW	$21,440
	Yorkshire	$432

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the six months ended June 30, 2006
($ in thousands, except per share data)

									Pro
		Acquistions		Dispositions			Pro forma		forma
	MIC	IMTT	TGC	MCG	SEW	MYL	adjustments		combined
Revenues
Revenue from product sales	$98,914	—	$71,944	—	—	—	—		$170,858
Service revenue	90,630	—	—	—	—	—	—		90,630
Financing and equipment lease income	2,583	—	—	—	—	—	—		2,583

Total revenue	192,127	—	71,944	—	—	—	—		264,071

Costs and expenses
Cost of product sales	61,279	—	48,176	—	—	—	—		109,455
Cost of services	43,664	—	—	—	—	—	—		43,664
Selling, general and administrative	48,244	—	10,965	—	—	(14)	—		59,195
Fees to manager	10,196	—	—	—	—	—	—		10,196
Depreciation	3,831	—	2,353	—	—	—	169	(1)	6,353
Amortization of intangibles	7,026	—	2	—	—	—	357	(2)	7,385

Total operating expenses	174,240	—	61,496	—	—	(14)	526		236,248

Operating income	17,887	—	10,448	—	—	14	(526)		27,823

Other income (expense)
Dividend income	5,002	—	—	(2,352)	(2,650)	—	—		—
Interest income	2,882	—	463	—	—	(827)	—		2,518
Interest expense	(28,461)	—	(3,786)	—	—	521	(6,595	) (3)	(38,321)
Equity in earnings (loss) and amortization charges of investees	5,568	3,225	—	—	—	(5,320)	(2,132	) (4)	1,341
Other expense, net	(73)	—	(1,876)	—	—	—	(101	) (5)	(2,050)

Net income (loss) before income taxes and minority interests	2,805	3,225	5,249	(2,352)	(2,650)	(5,612)	(9,354)		(8,689)
Income tax (benefit) expense	(396)	—	2,062	(219)	—	(15)	(2,263	) (6)	(831)

Net income (loss) before minority interests	3,201	3,225	3,187	(2,133)	(2,650)	(5,597)	(7,091)		(7,858)

Minority interests	32	—	—	—	—	—	—		32

Net income (loss)	3,169	3,225	3,187	(2,133)	(2,650)	(5,597)	(7,091)		(7,890)

Basic and diluted income (loss) per share:	$0.12								$(0.29)
Weighted average number of shares of trust stock outstanding
Basic	27,056,505								27,056,505
Diluted	27,069,835								27,056,505
Reconciliation of net income (loss) to EBITDA:
Net income (loss)	3,169	3,225	3,187	(2,133)	(2,650)	(5,597)	(7,091)		(7,890)
Interest expense, net	25,579	—	3,323	—	—	306	6,595		35,803
Income taxes	(396)	—	2,062	(219)	—	(15)	(2,263)		(831)
Depreciation (7)	8,290	—	2,353	—	—	—	169		10,812
Amortization of intangibles (7)	7,026	—	2	—	—	—	357		7,385

EBITDA	43,668	3,225	10,927	(2,352)	(2,650)	(5,306)	(2,233)		45,279

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

		Six Months
		Ended June 30,
		2006
		($ in thousands)
(1)	Depreciation
	Additional depreciation expense reflecting the Company’s share in the increase in value of certain TGC tangible assets, depreciated over 9 years	$169

(2)	Amortization of intangibles
	Additional amortization expense reflecting the Company’s share in the increase in value of certain TGC intangible assets, depreciated over a period of 9 to 14 years	$357

(3)	Interest expense
	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the IMTT purchase was outstanding for the entire six months ended June 30, 2006	$(3,694)
	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the TGC purchase was outstanding for the entire six months ended June 30, 2006	$(2,781)
	Adjustment to interest expense assuming the amount drawn under TGC’s term loan ($160 million) was outstanding for the entire six months ended June 30, 2006	$86
	Amortization of deferred financing costs of $3.3 million relating to TGC’s term loan ($160 million)	$(206)

		$(6,595)

(4)	Equity in earnings (loss) and amortization charges of investees
	Additional amortization and depreciation expense reflecting the Company’s share in the increase in value of certain IMTT tangible and intangible assets, depreciated over a period of 10 to 30 years	$(2,668)
	Net elimination of certain intercompany business relationships that ceased upon the acquisition of our 50% interest of IMTT	$48
	Elimination of interest expense relating to $32.6 million of debt that was repaid by IMTT Holdings using the proceeds of our equity investment	$488

		$(2,132)

(5)	Other expense, net
	Removal of net gains on foreign currency forward contracts entered into, to hedge distributions from offshore investments	$(101)

(6)	Income tax benefit
	Adjustment to record estimated tax benefit relating to the pro forma adjustments	$(2,263)

(7)
Depreciation includes $1.6 million and $2.8 million for our airport parking and district energy businesses, respectively, which are included in cost of services. Depreciation and amortization of intangibles do not include our pro forma share of MYL and IMTT depreciation and amortization expense. Our share of MYL amortization expense for the six months ended June 30, 2006 was $1.9 million. Our pro forma share of IMTT depreciation and amortization expense for the same period was $11.6 million. These items are included in equity in earnings (loss) and amortization charges of investees.

	GRAND TOTAL OF ALL ADJUSTMENTS	$(7,091)

MACQUARIE INFRASTRUCTURE COMPANY TRUST
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2005
($ in thousands, except per share data)

		Acquistions			Dispositions			Pro forma		Pro forma
	MIC	LVE	IMTT	TGC	MCG	SEW	MYL	adjustments		combined
Revenues
Revenue from product sales	143,273	20,834	—	146,112	—	—	—	—		310,219
Service revenue	156,167	2,981	—	—	—	—	—	—		159,148
Financing and equipment lease income	5,303	—	—	—	—	—	—	—		5,303

Total revenue	304,743	23,815	—	146,112	—	—	—	—		474,670

Costs and expenses
Cost of product sales	84,806	13,223	—	78,367	—	—	—	—		176,396
Cost of services	81,834	1,199	—	—	—	—	—	—		83,033
Selling, general and administrative	82,636	4,264	—	41,657	—	—	(78)	—		128,479
Fees to manager	9,294	—	—	—	—	—	—	—		9,294
Depreciation	6,007	612	—	5,235	—	—	—	393	(1)	12,247
Amortization of intangibles	14,815	35	—	—	—	—	—	1,977	(2)	16,827

Total operating expenses	279,392	19,333	—	125,259	—	—	(78)	2,370		426,276

Operating income	25,351	4,482	—	20,853	—	—	78	(2,370)		48,394

Other income (expense)
Dividend income	12,361	—	—	—	(4,209)	(8,152)	—	—		—
Interest income	4,064	13	—	—	—	—	(1,768)	—		2,309
Interest expense	(33,800)	(270)	—	(4,125)	—	—	1,011	(25,003	) (3)	(62,187)
Equity in earnings (loss) and amortization charges of investees	3,685	—	6,688	—	—	—	(3,684)	(6,021	) (4)	668
Other income (expense), net	123	8	—	1,855	—	—	—	(791	) (5)	1,195

Net income (loss) before income taxes and minority interests	11,784	4,233	6,688	18,583	(4,209)	(8,152)	(4,363)	(34,185)		(9,621)
Income tax (benefit) expense	(3,615)	—	—	7,255	—	—	—	(9,928	) (6)	(6,288)

Net income (loss) before minority interests	15,399	4,233	6,688	11,328	(4,209)	(8,152)	(4,363)	(24,257)		(3,333)

Minority interests	203	—	—	20	—	—	—	(20	) (7)	203

Net income (loss)	15,196	4,233	6,688	11,308	(4,209)	(8,152)	(4,363)	(24,237)		(3,536)

Basic and diluted income (loss) per share:	$0.56									$(0.13)
Weighted average number of shares of trust stock outstanding
Basic	26,919,608									26,919,608
Diluted	26,929,219									26,919,608

Reconciliation of net income (loss) to EBITDA:
Net income (loss)	15,196	4,233	6,688	11,308	(4,209)	(8,152)	(4,363)	(24,237)	(3,536)
Interest expense, net	29,736	257	—	4,125	—	—	757	25,003	59,878
Income taxes	(3,615)	—	—	7,255	—	—	—	(9,928)	(6,288)
Depreciation (8)	14,098	612	—	5,235	—	—	—	393	20,338
Amortization of intangibles (8)	14,815	35	—	—	—	—	—	1,977	16,827

EBITDA	70,230	5,137	6,688	27,923	(4,209)	(8,152)	(3,606)	(6,792)	87,219

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

		Year Ended
		December 31,
		2005
		($ in thousands)
(1)	Depreciation
	Additional depreciation expense reflecting the Company’s share in the increase in value of certain TGC tangible assets, depreciated over 9 years	$393

(2)	Amortization of intangibles
	Additional amortization expense for the 7.5 months period prior to our acquisition of LVE on August 12, 2005. This reflects the increase in value of the intangible assets acquired to $45.9 million, and is amortized over 20 years	$1,148
	Additional amortization expense reflecting the Company’s share in the increase in value of certain TGC intangible assets, depreciated over a period of 9 to 14 years	$829

		$1,977

(3)	Interest expense
	Reduction in interest expense as a result of LVE debt not assumed by us	$270
	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the IMTT purchase was outstanding for the entire 2005 year	$(14,982)
	Increase in interest expense assuming the amount drawn under MIC’s revolving credit facility relating to the TGC purchase was outstanding for the entire 2005 year	$(5,684)
	Increase in interest expense assuming the amount drawn under TGC’s term loan ($160 million) was outstanding for the entire 2005 year	$(4,419)
	Removal of net gains on foreign currency forward contracts entered into to hedge distributions from offshore investments	$(188)

		$(25,003)

(4)	Equity in earnings (loss) and amortization charges of investees
	Additional amortization and depreciation expense reflecting the Company’s share in the increase in value of certain IMTT tangible and intangible assets, depreciated over a period of 10 to 30 years	$(7,805)
	Net elimination of certain intercompany business relationships that ceased upon the acquisition of our 50% interest of IMTT	$269
	Elimination of interest expense relating to $32.6 million of debt that was repaid by IMTT Holdings using the proceeds of our equity investment	$1,515

		$(6,021)

		Year Ended
		December 31,
		2005
		($ in thousands)
(5)	Other income (expense), net
	Removal of net gains on foreign currency forward contracts entered into to hedge distributions from offshore investments	$(791)

(6)	Income tax benefit
	Adjustment to record estimated tax benefit relating to the pro forma adjustments	$(9,928)

(7)	Minority interests
	Removal of minority interest not acquired in TGC acquisition	$20

(8)
Depreciation includes $2.4 million and $5.7 million for our airport parking and district energy businesses, respectively, which are included in cost of services. Depreciation and amortization of intangibles do not include our pro forma share of MYL and IMTT depreciation and amortization expense. Our share of MYL amortization expense for the year ended December 31, 2005 was $3.8 million. Our pro forma share of IMTT depreciation and amortization expense for the same period was $23.5 million. These items are included in equity in earnings (loss) and amortization charges of investee.

	GRAND TOTAL OF ALL ADJUSTMENTS	$(24,237)